Exhibit 10.4

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of September 23, 2011 (this “First Amendment”), between NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”).

WHEREAS, the Borrower, the Administrative Agent, the Lender, the other lenders party from time to time thereto and Wells Fargo Bank, National Association, as collateral custodian, are party to the Amended and Restated Loan and Security Agreement, dated as of May 19, 2011 (the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Administrative Agent and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.        Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.        Amendments.

(a)          Section 1.1 of the Loan and Security Agreement shall be amended by deleting “BDC” and replacing it with “Borrower” each time such term appears in the definition of “Asset Coverage Ratio.”

(b)         Section 1.1 of the Loan and Security Agreement shall be amended by adding “as of the end of the most recent fiscal quarter” at the end of clause (iii)(A)(x) of the definition of “Distribution Conditions.”

(c)          Section 1.1 of the Loan and Security Agreement shall be amended by deleting the defined term “Net Asset Value” and inserting the following in lieu thereof:

“Net Asset Value” means, with respect to the Borrower on any BDC Reporting Date, the difference, determined on a consolidated basis, without duplication and in accordance with GAAP, between (a) the fair market value of the total assets of the Borrower and its consolidated Subsidiaries as required by, and in accordance with, the 1940 Act and any orders of the Securities and Exchange Commission issued to the Borrower, to be determined by the Board of Directors of the Borrower and reviewed by its auditors and (b) all liabilities (including contingent liabilities) of the Borrower and its consolidated Subsidiaries.”

(d)         Section 5.1(u) of the Loan and Security Agreement shall be deleted and the following shall be inserted in lieu thereof:

“BDC Assets. The Borrower will submit to the Administrative Agent and each Lender, on each BDC Reporting Date, a certification by a Responsible Officer of the Borrower of the aggregate assets and commitments of the Borrower and its consolidated Subsidiaries (determined in accordance with GAAP and Applicable Law) as of the end of the previous fiscal quarter. A “Curable BDC Asset Coverage Event” shall be deemed to occur if (i) the Asset Coverage Ratio of the Borrower and its consolidated Subsidiaries on any BDC Reporting Date is less than 2:1, and (ii) no Permanent BDC Asset Coverage Event is continuing. A Curable BDC Asset Coverage Event shall be deemed to be continuing until the earlier of (x) the occurrence of a Permanent BDC Asset Coverage Event, and (y) any BDC Reporting Date on which the Asset Coverage Ratio of the Borrower and its consolidated Subsidiaries on a BDC Reporting Date is equal to or greater than 2:1.

A “Permanent BDC Asset Coverage Event” shall be deemed to occur and be continuing if the Asset Coverage Ratio of the Borrower and its consolidated Subsidiaries (determined in accordance with GAAP and Applicable Law) on three (3) consecutive BDC Reporting Dates is less than 2:1. Notwithstanding the foregoing, if (1) a Permanent BDC Asset Coverage Event occurs, and (2) the Asset Coverage Ratio of the Borrower and its consolidated Subsidiaries on two (2) consecutive BDC Reporting Dates following such occurrence is equal to or greater than 2.25:1, then (A) such Permanent BDC Asset Coverage Event shall be deemed to be cured and no longer continuing for all purposes of this Agreement, and (B) the corresponding Event of Default under Section 9.1(n) shall be deemed to be waived by the Administrative Agent and the Required Lenders for all purposes of this Agreement, in each case as of the second (2nd) of such BDC Reporting Dates.”

ARTICLE III

Representations and Warranties

SECTION 3.1.        The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

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ARTICLE IV

Conditions Precedent

SECTION 4.1.        This First Amendment shall become effective as of the date first written above upon the execution and delivery of this First Amendment by the Borrower, the Administrative Agent and the Required Lenders.

ARTICLE V

Miscellaneous

SECTION 5.1.        Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.        Severability Clause. In case any provision in this First Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.        Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.        Counterparts. The parties hereto may sign one or more copies of this First Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this First Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.        Headings. The headings of the Articles and Sections in this First Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower

By:	/s/ Adam Weinstein
Name:	Adam Weinstein
Title:	Chief Financial Officer and Treasurer

[Signature Page to First Amendment to A&R Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC, as Administrative Agent

By:	/s/ Allan Schmitt
	Name:	Allan Schmitt
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ Jason Powers
	Name:	Jason Powers
	Title:	Director

[Signature Page to First Amendment to A&R Loan and Security Agreement]